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                                                                      EXHIBIT 24

                                   EXHIBIT 24
                                POWER OF ATTORNEY
                          FOR REGISTRATION STATEMENT OF
                               USA NETWORKS, INC.

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors and officers of USA NETWORKS, INC., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC, ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 ("Registration Statement") for the registration under said Act of common stock, par value $0.01 per share, up to an aggregate amount of 19,954,028 shares, hereby constitutes and appoints Julius Genachowski and Dara Khosrowshahi, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 1st day of May, 2001.


                                              /s/ BARRY DILLER
                              ------------------------------------------------
                                                Barry Diller
                                 Chairman of the Board, Chief Executive
                                            Officer and Director

                                            /s/ VICTOR A. KAUFMAN
                              ------------------------------------------------
                                              Victor A. Kaufman
                                         Vice Chairman and Director

                                          /s/ WILLIAM J. SEVERANCE
                              ------------------------------------------------
                                            William J. Severance
                                   Vice President and Controller (Chief
                                             Accounting Officer)




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                                            /s/ DARA KHOSROWSHAHI
                              ------------------------------------------------
                                             Dara Khosrowshahi,
                                    Executive Vice President and Chief
                                             Financial Officer


                                              /s/ PAUL G. ALLEN
                              ------------------------------------------------
                                           Paul G. Allen, Director


                                            /s/ ROBERT R. BENNETT
                              ------------------------------------------------
                                         Robert R. Bennett, Director


                                           /s/ EDGAR BRONFMAN, JR.
                              ------------------------------------------------
                                        Edgar Bronfman, Jr., Director


                                             /s/ ANNE M. BUSQUET
                              ------------------------------------------------
                                          Anne M. Busquet, Director


                                            /s/ PHILIPPE GERMOND
                              ------------------------------------------------
                                         Philippe Germond, Director


                                            /s/ DONALD R. KEOUGH
                              ------------------------------------------------
                                         Donald R. Keough, Director


                                           /s/ MARIE-JOSEE KRAVIS
                              ------------------------------------------------
                                        Marie-Josee Kravis, Director


                                             /s/ PIERRE LESCURE
                              ------------------------------------------------
                                          Pierre Lescure, Director


                                             /s/ JOHN C. MALONE
                              ------------------------------------------------
                                          John C. Malone, Director


                                           /s/ JEAN-MARIE MESSIER
                              ------------------------------------------------
                                        Jean-Marie Messier, Director


                                            /s/ WILLIAM D. SAVOY
                              ------------------------------------------------
                                         William D. Savoy, Director


                                       /s/ GEN. H. NORMAN SCHWARZKOPF
                              ------------------------------------------------
                                    Gen. H. Norman Schwarzkopf, Director


                                          /s/ DIANE VON FURSTENBERG
                              ------------------------------------------------
                                       Diane Von Furstenberg, Director